DOW TARGET VARIABLE FUND LLC
Supplement dated January 8, 2007 to the
Statement of Additional Information dated May 1, 2007
The following supplements and changes the Statement of Additional Information dated May 1, 2007:
Management of the Fund
References to Marc Collins and Joseph A. Campanella are deleted. The following is added to “Fund Management”:
Interested Managers and Officers

				Number of
			Term Served	Portfolios	Principal Occupation and
		Position with	as Officer	in Fund	Other Directorships
Name and Address	Age	the Fund	or Director	Complex	During Past Five Years

John I. Von Lehman The Midland Company 7000 Midland Blvd Amelia, Ohio	55	Manager	Since August 2007	32	Executive Vice President and Secretary: The Midland Company; from 1988 until July, 2006, Executive Vice President, Secretary and Chief Financial Officer: The Midland Company; Director: Red Cross Cincinnati Chapter and Life Enriching Communities; Audit Committee Member: Health Alliance of Cincinnati

Kimberly A. Plante One Financial Way Montgomery, Ohio	33	Secretary	Since March 2005	32	Associate Counsel, ONLI; Assistant Secretary of the Adviser; Prior to December 2004 was an Associate with the law firm of Dinsmore & Shohl LLP
Mr. Von Lehman is treated as an “interested” manager of the Fund because he is an executive officer of The Midland Company and the Chairman and CEO of the Adviser’s parent, ONLI, is a director of The Midland Company.

Manager Ownership in the Fund
References to Mr. Campanella are deleted and the following information is added to “Manager Ownership in the Fund”:
Interested Manager

Dollar Range of
	Beneficial Ownership of	Aggregate Dollar Amount
	each Portfolio as of	of all Fund Shares as of
Director	12/31/2006	12/31/2006

John I. Von Lehman	None	None